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                        Supplement dated June 26, 2006
                                      to

                        Prospectuses dated May 1, 2006

   This supplement is to accompany the prospectuses for a flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled "Corporate VUL".

Please remove the last sentence under the heading Asset-based risk charge, which appears on p. 31 of your prospectus.